Exhibit 10.5

                              CONSULTING AGREEMENT


THIS AGREEMENT is dated March 29, 1999,

BETWEEN:

                      Alford Refrigerated Warehouses, Inc.
                                318 Cadiz Street
                                     Dallas
                                  Texas, 75207
                              (herein the "Client")

                                     - and -

              Engineering Design and Construction Managers Limited
                         3500 Dufferin Street, Suite 300
                                    Downsview
                                Ontario, M3K IN2
                              (herein "Consultant")

WHEREAS the Client desires to engage the Consultant to provide services to the Client for the term of this Agreement Find the Consultant has agreed to provide such service, all in consideration and upon the terms and conditions contained herein;

NOW THEREFORE it is hereby agreed as follows:

         1.       Services _______

                  The Client agrees to engage the Consultant to provide the services Identified on Exhibit A and the Consultant has agreed to perform and provide such services (collectively the "Services").

         2.       Term _______

                  Except as otherwise provided in this Agreement, the Client agrees to engage the Consultant to provide the Services for a term of one year. Such term shall begin January 1, 1999. Should the Consultant provide services beyond the end of the initial term of the Agreement (or the end of any automatic renewals thereof), the term of this Agreement shall be automatically renewed for an additional term of one year.

         3.       Fee _______

                  (a) The Client agrees to pay the Consultant an annual fee for the Services provided by the Consultant under the Agreement in the amount of US $200,000.00 payable in equal monthly payments of $16,667.00.

                  (b) The Consultant agrees to render monthly invoices to the Client, in a form reasonably acceptable to the Client, detailing the Services performed by the Consultant.

                  (c) The Client shall be responsible for sales, value added or other similar taxes payable in the State of Texas in respect of such fees paid to the consultant.

         4.       Expenses _______

                  The Client shall pay for or reimburse the Consultant for all reasonable, ordinary and necessary expenses incurred by the Consultant in the ordinary course of performing the Services upon presentation of proper accounts, statements, invoices or receipts for such items; provided, however , that any expense in excess of $5,000 must be pre-approved in writing by the client.

         5.       Independent Contractor _______

                  The Consultant's relationship with the Client as created by this Agreement is that of an independent contractor. It is intended that the Consultant shall have general control and direction over the manner in which its services are to be provided to the Client under this Agreement. Nothing contained in this Agreement shall be regarded or construed as creating any relationship (whether by way of employer/employee; agency, joint venture, association, or partnership) between the parties other than as an independent contractor as set forth herein.

         6.       Authority _______

                  The Consultant acknowledges that it is being retained as a consultant to the Client and that as such it does not have the authority and cannot commit or bind the Client to any matter, contract or negotiation without the prior written authorization of the Client.

         7.       Compliance _______

                  The Consultant shall comply with all applicable, state and municipal laws, rules and regulations arising out of or connected with the performance of the Services under this Agreement by the Consultant or its employees.

         8.       Support _______

                  The Client agrees to provide such assistance and make available such employees, office space and support to the Consultant as is reasonably necessary to enable the Consultant to perform the Services under this Agreement.

         9.       Other Services _______

                  The Consultant will be free to perform consulting and other services to the Consultant's other clients during the term of this Agreement, provided, however, that the Consultant shall ensure that the Consultant is able to perform the Services pursuant to this Agreement in a timely and professional fashion. The Consultant agrees not to perform services for the Consultant's other clients which may create a conflict of interest or interfere with the Consultant's duties pursuant to this Agreement.

                  (a) In the event that the Consultant breaches this Agreement, or otherwise fails to perform the Services in accordance with the terms of this Agreement, the Client may terminate this Agreement immediately and without notice for cause. Either party may terminate this Agreement at any time, without cause or reason, upon giving 3 months advance notice to the other.

                  (b)      Upon termination of this Agreement:

                           (i) the Client's obligations to the Consultant under this Agreement shall terminate except for the Client's obligation to pay the monthly fees and expenses in accordance with the terms of this Agreement, to the date of termination; and

                           (ii) the Consultant's obligations to the Client under this Agreement shall terminate except those obligations which are specifically expressed to survive the termination of this Agreement.

         11.      Indemnification _______

                  The Client undertakes to, and does hereby agree to, indemnify the Consultant and its directors, officers and employees against any and all actions, suits, claims, costs, and demands, losses, damages and expenses which may be brought against or suffered by them or which they may sustain, pay or incur by reason of the Consultant's performance of the Services under this Agreement, with the exception of any such actions, suits, claims, costs and demands, losses, damages and expenses caused by the wilful misconduct or gross negligence of the Consultant or any of its directors, officers or employees.

         12.      Governing Law _______

                  This Agreement shall be governed by the laws of the State of Texas without giving effect to principles of conflicts of laws and any federal laws applicable therein.

         13.      Severability _______

                  If any provision of this Agreement, or the application of such provision to any person or in any circumstance, shall be determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement, and the application of such provision to any person or in any circumstance other than that to which it is held to be invalid, illegal or unenforceable, shall not be affected thereby.

         14.      Amendments _______

                  Any amendment to this Agreement must be in writing and signed by both parties hereto.

         15.      Time of Essence _______

                  Time shall be of the essence in this Agreement.

         16.      Entire Agreement _______

                  This is the entire Agreement between the Client and the Consultant with respect to the consulting services to be provided by the Consultant to the Client and supersedes any prior agreements with respect to such services whether written or oral.

         17.      Notices _______

                  Notices hereunder shall be in writing and must be either personally delivered or sent by double registered mail to the address(es) set forth above. A party may change the address set forth above by proper notice to the other.

         18.      No Waiver _______

                  The failure of any party to insist upon the strict performance of a covenant or obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict performance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any covenant or obligation hereunder shall constitute a consent of waiver to or of any other breach or default in the performance of the same or of any other obligation hereunder.

         19.      Assignment _______

                  This Agreement is personal in nature and may not be assigned by either party hereto.

         20.      Enurement _______

                  This Agreement shall be binding upon and shall enure to the benefit of each of the parties hereto and their respective employees and permitted receivers, successors and assigns.

IN WITNESS WHEREOF the parties hereto have signed this Agreement as of the day and year first above written.


Alford Refrigerated Warehouses, Inc.



Per:     /s/J. C. Williams
         ---------------------------
         J. C. Williams
         CFO


Engineering Design and Construction Managers Limited



Per:     /s/H. P. Haines
         ---------------------------
         H. P. Haines
         Vice President

                              Exhibit A - Services


         Consulting,    engineering   and   management   services   related   to
         construction, renovations, conversions and maintenance operations for all existing buildings and refrigeration systems and equipment owned by or operated under lease by the Client.